REMS REAL ESTATE VALUE-OPPORTUNITY FUND
Institutional Shares (HLRRX)
Platform Shares (HLPPX)
Z Shares (HLZZX)

REMS REAL ESTATE INCOME 50/50 FUND
Institutional Shares (RREIX)
Platform Shares (RREFX)
Z Shares (RREZX)

REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND
Institutional Shares (REIFX)
Platform Shares (REIYX)
Z Shares (REIZX)

8730 Stony Point Parkway, Suite
205 Richmond, Virginia 23235
(800) 673-0550

STATEMENT OF ADDITIONAL INFORMATION

Originally Dated May 1, 2018;
Restated September 21, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus of the REMS Real Estate Value-Opportunity Fund, the REMS Real Estate Income 50/50 Fund, and the REMS International Real Estate Value-Opportunity Fund (the “Funds”) dated May 1, 2018 as it may be supplemented or revised from time to time. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. This SAI incorporates by reference each Fund’s Annual Report for the fiscal year ended December 31, 2017. Copies of each Fund’s Prospectus, Annual Report, and/or Semi-Annual Report may be obtained free of charge, by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 673-0550.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to the REMS Real Estate Value-Opportunity Fund, the REMS Real Estate Income 50/50 Fund and the REMS International Real Estate Value-Opportunity Fund (generally, a “Fund” and two or more, the “Funds”). The Funds are each a separate investment portfolio or series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Pursuant to a reorganization that took place on August 15, 2014, the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund were reorganized from a series of World Funds, Inc., a Maryland corporation, to a corresponding series of the Trust. The REMS International Real Estate Value-Opportunity Fund commenced operations as a new series of the Trust on March 19, 2014. The Funds are “diversified” series as that term is defined in the 1940 Act.

The Board of Trustees of the Trust has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of the Funds. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Funds represents an equal pro rata interest in the Funds and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Funds may be exchanged for shares of the same class of another Fund. As of the date of this SAI, each Fund is authorized to issue three classes of shares. Platform Shares of the Funds charge a Rule 12b-1 fee and shareholder services fee; Institutional Shares of the Funds impose no Rule 12b-1 fees, front-end or back-end sales charges but do impose a shareholder services fee; and Z Shares impose no Rule 12b-1, shareholder services fees or front-end or back-end sales charges. The REMS Real Estate Income 50/50 Fund’s and REMS International Real Estate Value-Opportunity Fund’s Platform Shares and Institutional Shares are also subject to a 2.00% redemption fee if shares are redeemed within ninety (90) days of purchase.

DESCRIPTION OF THE TRUST

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares (each such series is commonly known as a mutual fund). The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds within the Trust, other than the Funds, are described in separate prospectuses and statements of additional information.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, where such investment objective is fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds within the Trust, other than the Fund, are described in separate prospectuses and statements of additional information.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the

Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds’ prospectus. In seeking to meet its investment objective, the Funds may invest in any type of security whose characteristics are consistent with its investment programs described below.

The Funds do not invest in real estate directly. The securities in which the Funds invest will normally represent a broad range of geographic regions, property types and tenants. The Funds may hold as few as twenty long positions and the Funds’ investment adviser may take short positions in real estate operating companies, REITs or REIT and other real estate company indices. The equity securities generally will be U.S. and North American issuers that are considered by the Funds’ investment adviser to trade at a discount to the private market valuation of the underlying real estate holdings.

Equity Securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Funds may experience a substantial or complete loss on an individual equity investment.

Preferred Stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Some preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to its stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non- convertible preferred, which behaves more like a fixed-income bond.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity

REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Funds’ investments in REITs will consist of equity REITs.

Since the Funds concentrate their assets in the real estate industry, your investment in the Funds will be closely linked to the performance of the real estate markets. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management. Other risks include extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

Real Estate Companies. For purposes of each Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Funds will invest substantially all of their respective assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the investment adviser’s view, a significant element of the securities’ value, and preferred stocks.

Fixed Income Securities. Cash not invested in equity securities may be invested in fixed income securities pending investment in equity securities, as well as to maintain liquidity. Fixed income securities are debt obligations, including notes, debentures, and similar instruments and securities and money market instruments. Mortgage and asset-backed securities are types of fixed income securities, and certain types of income-producing, non-convertible preferred stocks may be treated as debt securities for investment purposes. Fixed income securities generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Fixed income securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in fixed income securities. In general, fixed income securities having longer durations are more sensitive to interest rate changes than are fixed income securities with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to repay interest and/or principal on the fixed income security. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion value. Many convertible securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are considered by an investment adviser to be of comparable quality. Securities rated below investment grade are more commonly referred to as “junk bonds.”

Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Small- and Mid-Sized Companies. The Funds may invest in securities issued by small- and mid-capitalization companies. Investments in securities of companies with smaller revenues and market capitalizations present greater risks than investments in securities of larger, more established companies. Small- and mid-capitalization companies can be more volatile in price than larger capitalization companies due generally to the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small- and mid-capitalization companies to changes in, or failure of, management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the Funds may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Illiquid Securities. Although the Funds do not generally invest in illiquid securities, the investment adviser may hold up to 15% of a Fund’s portfolio in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under section 4(2) of that act, when such investments are considered to be liquid by the investment adviser.

Cash and Cash Equivalents. The cash equivalent investments that may be purchased by the Funds include money market instruments such as bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”). The Funds may also purchase short-term, high quality debt securities such as time deposits, certificates of deposit or bankers’ acceptances issued by commercial banks or savings and loan associations, and may buy commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities must have received one of the two highest ratings from an NRSRO or be of comparable quality, as determined by the investment adviser. The Funds may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions, which hold the types of securities described above.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government- sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

U.S. government securities include: (1) securities that have no interest coupons or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate Debt Securities. The Funds may invest in corporate debt securities. The Funds may invest, at the time of purchase, in securities rated: Baa or higher by Moody’s; BBB or higher by S&P; or unrated securities which, in the judgment of the Adviser, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody’s are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Repurchase Agreements. Repurchase agreements are transactions in which the Funds purchase securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Funds maintain custody of the underlying obligations prior to their repurchase, either through the regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both a Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Funds upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition of collateral. The Funds intend to enter into repurchase agreements only with counterparties believed by the investment adviser to present minimal credit risks. The Funds may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.

Index Securities. The Funds may invest in index securities (“Index Securities”). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the NAREIT Index, but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks. Index Securities are considered investments in other investment companies.

Investment Companies. The Funds may invest in the securities of other investment companies (including exchange-traded funds (“ETFs”) to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, a Fund’s shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.

The Funds may invest in ETFs. An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETF’s also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETF’s, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Because the Funds may invest in shares of ETFs and other investment companies their performance is directly related to the ability of the ETFs and other investment companies to meet their respective investment objectives. Accordingly, a Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and investment companies in direct proportion to the amount of assets the Funds allocate to an ETF or investment company.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxes”) which must be met in order for the Funds to maintain their status as regulated investment companies under the Code. If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than a Fund’s portfolio management expects it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

Segregated Accounts. When the Funds enter into certain transactions that involve obligations to make future payments to third parties, they will maintain with an approved custodian in a segregated account, or they will earmark, cash or liquid securities, marked to market daily, in an amount at least equal to a Fund’s obligation or commitment under such transactions. Temporary Investments. From time to time, the Funds may make temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, the Funds may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The Funds may assume a temporary defensive posture to respond to adverse market, economic, political, or other conditions. When the Funds maintain a temporary defensive position, it may not achieve its investment objective.

Borrowing for Leverage. The Funds have the ability to borrow from banks (as defined in the 1940 Act) on a secured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as “leverage.” The Funds may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense on the borrowing. However, the Funds may have no leverage for an extended period of time when the investment adviser believes that leverage is not in the best interest of a particular Fund. The Funds may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of a Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of a Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Funds might have to sell a portion of its investments at a disadvantageous time.

Leverage creates an opportunity for increased income and capital appreciation, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase a Fund’s exposure to capital risk. Successful use of leverage depends on the investment adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Funds will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Funds do borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. Additionally, a Fund’s net asset value per share might fluctuate more than that of other mutual funds that do not borrow.

To secure a Fund’s obligation on these loans, the Fund will have to pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Funds will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the investment adviser from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the investment adviser to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the return on the Funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the investment adviser may determine to maintain a Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

Short Sales. The REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, a Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver the “shorted” security by purchasing it at the market price at that time. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 30% of the value of the Fund’s net assets.

To secure the Fund’s obligation to deliver any shorted security, it will leave the proceeds of the short sale with the selling broker and will also earmark or place in a segregated account, an amount of cash or liquid securities at least equal to the current market value of the security sold short, reduced by any amount deposited as margin. Depending on arrangements made with the broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian.

If the price of a security sold short increases, the Fund may lose money on the short position. A short position for hedging purposes may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Segregated and Other Special Accounts. In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise “covered” through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other securities, such as liquid high grade securities, at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates a Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade assets equal to the amount of the Fund’s obligation. This concept of cover applies to securities sold short also.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by a Fund other than those generally settle with physical delivery, and a Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Funds and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Each Fund’s Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the investment adviser’s opinion, to meet each Fund’s objective. The Adviser anticipates that the average annual portfolio turnover rate of the Funds normally will not exceed 100%.

Temporary Defensive Position. The Funds may invest up to 100% of their respective assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements when assuming a temporary defensive position. For temporary defensive purposes, the Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.

Other Investments. The Board may, in the future, authorize the Funds to invest in securities other than those listed in this SAI and in the prospectuses, provided such investments would be consistent with a Fund’s investment objective and that such investment would not violate a Fund’s fundamental investment policies or restrictions.

Foreign Securities and Currencies. The Funds will invest in foreign securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The securities in which the Funds may invest may be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the underlying security denominated in that currency. Such changes will also affect the Funds’ value. The value of the security may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes. The interest and dividends payable on certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Funds.

Costs. To the extent that the Funds invest in foreign securities, the Funds’ expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. The Funds may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Strategies and Risks Applicable Only to the REMS International Real Estate Value-Opportunity Fund

Currency Transactions. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund’s Adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see “Proxy Hedging,” below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered “directly related” to the Fund’s principal business of investing in stock or securities (or options and futures thereon), resulting in gains there from not qualifying under the “less than 30% of gross income” test of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase. The Fund’s dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).

Transaction Hedging. Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income therefrom. The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the Fund’s Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

Options. The Fund may purchase and sell options as described herein.

Put and Call Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund or writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value (“NAV”) per share is computed (currently the close of regular trading on the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund’s Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (a “NRSRO”). The staff of the U.S. Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by the Fund and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund’s income.

The sale of put options can also provide income.

Options on Securities Indices and Other Financial Indices. The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an “anticipatory” hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. The Fund’s use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Interest Rate Swaps. The Fund may invest in interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. As a seller, the Fund would be incurring a form of leverage. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

CFTC Exemption. This Fund is being operated by an investment adviser that has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment adviser is not subject to registration or regulation as a commodity pool operator under that Act.

This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use if commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment objective, as well as the fundamental investment policies and restrictions described in this section, may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a “majority of outstanding voting shares” means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund.

The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board without shareholder approval. Notwithstanding, the Funds will give its investors at least sixty (60) days prior written notice of any change to the Fund’s “80%” minimum investment requirements as described in the Funds’ prospectus.

The REMS Real Estate Income 50/50 Fund

Fundamental Investment Policies and Restrictions. The REMS Real Estate Income 50/50 Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a “majority of the outstanding voting securities” of the Fund.

As a matter of fundamental policy, other than investing under normal conditions at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in REITs, REIT preferred stocks and companies principally engaged in the real estate industry, the Fund may not:

(1)	Invest in companies for the purpose of exercising management or control;

(2)	Invest in securities of other investment companies except by purchase in the open market involving only customary broker’s commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)	Purchase or sell commodities or commodity contracts;

(4)	Invest in interests in oil, gas, or other mineral exploration or development programs;

(5)	Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6)	Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

(7)
Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the “1933 Act”), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8)	Participate on a joint or a joint and several basis in any securities trading account;

(9)	Engage in short sales;

(10)	Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11)
Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(12)
Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

(13)	Make loans.

As a matter of fundamental policy, the REMS Real Estate Income 50/50 Fund:

(14)	concentrates its investments in real estate securities.

(15)
may only borrow money subject to the requirements of the 1940 Act and then only in an amount up to 30% of the value of its total assets, provided that the Fund maintains asset coverage of 300% in connection with all borrowings. In addition, the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

Further Explanation of Concentration Policy.

The concentration policy effectively requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Pursuant to the Fund’s non-fundamental “80%” investment policy, as described in the Fund’s prospectus, under normal circumstances, the Fund invests at least 80% of net assets plus any borrowings for investment purposes, in securities issued by companies principally engaged in the real estate industry. Real estate companies derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or have at least 50% of their assets in such real estate businesses. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. The Fund may not invest 20% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash).

Further Information about compliance with Fundamental Investment Restrictions as it relates to the REMS Real Estate Income 50/50 Fund.

Except with respect to the investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund’s assets will not be considered a violation of the restriction. Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

With respect to the Fund’s restriction on purchasing securities on margin, this restriction prohibits the Fund from borrowing from a broker. This restriction does not restrict the Fund from borrowing from a bank, and, in fact, the Fund may and actually does borrow from banks.

REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund

Fundamental Investment Policies and Restrictions. The REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund have each adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a “majority of the outstanding voting securities” of a Fund.

As a matter of fundamental policy, the REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.
May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

5.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Funds.

7.
Will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of companies principally engaged in the real estate industry and other real estate related investments.

8.	Are diversified funds as that term is defined in the 1940 Act.

In regards to restriction #7 above, for purposes of the REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund’s fundamental policy regarding industry concentration, the Board of Trustees considers a company to be principally engaged in the real estate industry if: at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry. Currently, the 1940 Act laws, interpretations and exemptions consider a mutual fund to concentrate if it invests at least 25% of its assets in a particular industry or industries. The definition of a company principally engaged in the real estate industry may be revised, with Board approval.

The Funds (including REMS Real Estate Income 50/50 Fund) are classified as diversified funds under the 1940 Act, which means that a Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except, cash and cash items (including receivables), “government securities” as that term is defined under the 1940 Act) and securities of other investment companies), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of the Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.

Further Information about compliance with Fundamental Investment Restrictions as it relates to the REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund

Except with respect to the investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund’s assets will not be considered a violation of the restriction. Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

With regard to fundamental investment restriction #1 pertaining to borrowings, the Funds will adhere to the 1940 Act requirements as currently in effect. Generally, the 1940 Act requirements are that: each Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

With regard to the fundamental investment limitation 2 pertaining to the issuance senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of each series (individually and collectively the “Fund” or “Funds”) of the Trust. The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, fund accountants, and other service providers assisting with materials utilized in the Board’s 15c processes, that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non- standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:

1.
to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Funds.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information that the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Funds;

2.	research companies that allow the Adviser to perform attribution analysis for the Funds; and

3.	the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Funds.

From time to time, employees of the Adviser may express their views orally or in writing on a Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of a Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to a Fund’s performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Adviser may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, a Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Funds and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Funds. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Funds, and affiliates of the Adviser may provide investment related services to its clients at times that are different than the times disclosed to the Funds.

The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, the Distributor or an affiliated person of the Trust, the Adviser or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Funds.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, the Funds, nor the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Funds and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant since 1996 and, as such, brings tax, budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
David J. Urban (62) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013; Virginia Commonwealth University, Professor of Marketing from 1989 to 2013.	56	None
Mary Lou H. Ivey (59) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	56	None
Theo H. Pitt, Jr. (82) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	56	Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David A. Bogaert (54) President and Principal Executive Officer	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen M. Shupe (53) Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
Ann T. MacDonald (63) Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
John H. Lively (49) Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.	N/A	N/A
Holly B. Giangiulio (55) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters (49) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

BOARD OF TRUSTEES

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Funds’ other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Funds’ most recent period ended December 31, 2017, the Audit Committee met eight times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Appendix C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Funds’ most recent period ended December 31, 2017, the Committee met once.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Valuation Committee meets as needed in the event that the Funds hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. For the Funds’ most recent period ended December 31, 2017, the Committee did not meet.

The Qualified Legal Compliance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the Funds’ most recent period ended December 31, 2017, the Committee did not meet.

Trustee Compensation.  Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2017 each Trustee received an annual retainer of $35,000. Effective July 1, 2017, each Trustee receives a retainer fee at the annualized rate of $50,000. Additionally, each Trustee receives a fee of $2,500 per special in person meeting and $1,250 per special telephonic meeting. Compensation received from the Trust for the year ended December 31, 2017 is as follows:

Name of Person / Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)
David J. Urban, Trustee Mary Lou H. Ivey, Trustee Theo H. Pitt, Jr., Trustee	$5,134 $5,134 $5,134	$0 $0 $0	$0 $0 $0	$42,500 $42,500 $42,500

*        Company does not pay deferred compensation.
(1)      The “Fund Complex” consists of the Trust, which is comprised of the 56 Funds.

Trustee Ownership of Fund Shares – The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of March 31, 2018, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
David J. Urban	A	A
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families. The Funds currently offer Institutional Shares, Platform Shares and Z Shares. No front-end or deferred sales charges are applied to the purchase of Institutional Shares, Platform Shares or Z Shares.

Policies Concerning Personal Investment Activities. The Funds, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Funds, for their own account.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning the Funds’ proxy voting policies and procedures to shareholders. The Board has delegated to Adviser the responsibility for decisions regarding proxy voting for securities held by the Funds. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board. The proxy voting policy for the Trust can be found in Appendix A and the proxy voting policy of the Adviser can be found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling toll free 800-673-0550; and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the REMS Funds as of March 31, 2018. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the REMS Funds as of March 31, 2018. Z Shares of the Funds and Platform Shares of the REMS International Real Estate Value-Opportunity Fund were not offered as of this date.

NAME & ADDRESS	PERCENT OWNERSHIP	TYPE OF OWNERSHIP

REMS Real Estate Value-Opportunity Fund Institutional Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.96%	Record
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	11.91%	Record
Merrill Lynch Pierce Fenner 4800 Deer Lake Dr. East Jacksonville, FL 32246	16.00%	Record
National Financial Services LLC/ FBO our customers Attn: Mutual Funds 5th Fl 200 Liberty Street One World Financial Center New York, NY 10281	9.29%	Record
Mac & Co C/O the Bank of New York Mellon 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	5.20%	Record
SEI Private Trust Company C/O Suntrust Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	5.81%	Record
REMS Real Estate Value-Opportunity Fund Platform Class
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	40.83%	Record
TD Ameritrade, Inc. / FEBO our clients P.O. Box 2226 Omaha, NE 68103-2226	10.07%	Record
REMS Real Estate Income 50/50 Fund Institutional Class
RBC Capital Markets, LLC 510 Marquette Ave S Minneapolis, MN 55402	13.50%	Record
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	14.76%	Record

NFS LLC 499 Washington Blvd Jersey City, NJ 07310	34.12%	Record
NFS LLC 499 Washington Blvd Jersey City, NJ 07310	16.20%	Record
REMS Real Estate Income 50/50 Fund Platform Class
RBC Capital Markets, LLC 510 Marquette Ave S Minneapolis, MN 55402	7.44%	Record
REMS International Real Estate Value-Opportunity Fund Institutional Class
Beach 25 Fourth Ave S. Naples, FL 34102	5.97%	Record
TD Ameritrade PO Box 2226 Omaha, NE 68103-2226	22.89%	Record
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	46.95%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NH 07399-0002	5.56%	Record

As of the date of this SAI, the Trustees and officers of the Trust beneficially own less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Real Estate Management Services Group, LLC, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102, is each Fund’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in May, 2002 as a limited liability corporation in the state of Florida. Mr. Edward Turville, Managing Director of the Adviser, and Beach Investment Management, LLC, a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 37.7% and 30.0% respectively, of the Adviser.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) for each of the Funds. Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Trust’s Board or by a majority vote of the outstanding voting securities of a Fund and (2) a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its “assignment”, as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days written notice to the other party by: (i) the majority vote of all the trustees or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the trustees, provides a continuous investment program for the Funds, including investment research and management with respect to securities, investments and cash equivalents, in accordance with each Fund’s investment objective, policies, and restrictions as set forth in the prospectuses and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Funds and furnishes to the trustees such periodic or other reports as the trustees may request. Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.90% on the average daily net assets of the REMS Real Estate Value-Opportunity Fund (and deducted proportionately from each class of Shares). Prior to May 1, 2018, the management fee for the Fund was 1.00%. The Adviser has received the following payments for each of the years set forth below ending on December 31:

	2017	2016	2015
Gross Advisory Fees	$2,425,981	$3,537,511	$4,235,657
Waivers and/or Reimbursements	$102,084	$29,628	$0
Net Advisory Fees	$2,323,897	$3,507,883	$4,235,657

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.45% on the average daily net assets of the REMS Real Estate Income 50/50 Fund (and deducted proportionately from each class of Shares). Prior to May 1, 2018, the management fee for the Fund was 0.50%. The Adviser has received the following payments for each of the years set forth below ending on December 31:

	2017	2016	2015
Gross Advisory Fees	$416,860	$517,447	$555,682
Waivers and/or Reimbursements	$88,366	$68,549	$46,006
Net Advisory Fees	$328,494	$448,898	$509,676

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the REMS International Real Estate Value-Opportunity Fund (and deducted proportionately from each class of Shares). The Adviser received the following payments for the years set forth below ending on December 31:

	2017	2016	2015
Gross Advisory Fees	$406,098	$108,812	$80,983
Waivers and/or Reimbursements	$406,098	$108,812	$80,983
Net Advisory Fees	$0	$0	$0

Expense Limitation and Fee Waiver Arrangements

With regard to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund, the Adviser has contractually agreed to waive or limit its fees so that the total annual operating expense is limited to 1.25% and 0.80%, respectively, of such Fund’s average daily net assets until April 30, 2028. This limit does not include distribution fees pursuant to Rule 12b-1 plans, brokerage commissions, taxes, interest, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. These expense limitation arrangements may only be terminated by the Board. Fee waivers and reimbursements made the Adviser with regard to each Fund are subject to recoupment (i.e., reimbursement by the Fund). Such recoupment of amounts for these two Funds, with respect to waivers and reimbursements made prior to reorganization, was approved by shareholders in connection with the reorganization of the Fund into the Trust. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

With respect to the REMS International Real Estate Opportunity Fund, the Adviser agreed previously to waive or limit its fees and reimburse other operating expenses until December 31, 2016 so that the ratio of total annual operating expenses for the Fund, through that date, was 0.00% of the Fund’s average daily net assets through that date. The Adviser will have no opportunity to recoup these waivers and expense reimbursements at any time in the future. Effective January 1, 2018, the Adviser contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.50% of the Fund’s average daily net assets. This limit does not include distribution fees pursuant to Rule 12b-1 plans, brokerage commissions, taxes, interest, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. These expense limitation arrangements may only be terminated by the Board. The foregoing arrangement is in place until June 30, 2018. The Adviser will have no opportunity to recoup these expense waivers and expense reimbursements at any time in the future.

Other Funds and Accounts Managed by the Portfolio Managers.

The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers who are primarily responsible for the day-to-day management of the Funds as of December 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Account	Total Assets (millions)
Edward W. Turville	0	$0	0	$0	24	$418
John Webster	0	0	0	0	24	418
Quentin Velleley	0	0	0	0	0	0

*    The fees received for managing these other accounts are not based upon the performance of the account.

The Adviser does not believe that any material conflicts exist between Mr. Turville’s portfolio management of the Funds and his management of the private accounts. This is based upon a number of factors. Some of these private accounts have different investment objectives, strategies and policies than the Funds. For example, some of the private accounts invest all, or a substantial portion of their assets in REIT preferred securities. Other private accounts are managed using a “balanced” investment strategy that allocates a portion of the assets to REIT preferred securities and the remainder to REIT common equity securities.

The Adviser does have some private accounts managed by Mr. Turville that have investment portfolios substantially similar to the Funds. The Adviser believes that the allocation of investment opportunities is not an issue between these entities. The allocation procedures are designed to promote fairness among the client accounts managed by Real Estate Management Services Group, LLC and to conform to applicable regulatory principles. The investment advisory fee for the Funds and for the private accounts does not contain any performance based fee, so there is no incentive to favor one entity over the other.

Mr. Turville is the Managing Director of the Adviser and serves as a portfolio manager for each of the Funds. For his services, Mr. Turville receives a fixed annual salary plus a bonus. In addition, as the majority owner of the Adviser, Mr. Turville is entitled to receive distributions from the Adviser’s net profits. Mr. Turville does not receive compensation that is based upon a Fund’s or any private account’s pre- or after-tax performance or the value of assets held by such entities. Mr. Turville does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

Mr. Webster is the President of the Adviser and serves as a portfolio manager for each of the Funds. For his services, Mr. Webster receives a fixed annual salary plus a bonus. In addition, Mr. Webster does not receive compensation that is based upon a Fund’s or any private account’s pre- or after-tax performance or the value of the assets held by such entities. Mr. Webster does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

Mr. Velleley is the Senior Vice President of the Adviser and serves as a portfolio manager with respect to the REMS International Real Estate Value-Opportunity Fund. For his services, Mr. Velleley receives a fixed annual salary plus a bonus. Mr. Velleley does not receive compensation that is based upon the Fund’s or any private account’s pre- or after-tax performance or the value of the assets held by such entities. Mr. Velleley does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

As of December 31, 2017, the portfolio managers owned shares of the Funds in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares

Edward W. Turville	$100,001 – $500,000
John Webster	$100,001 – $500,000
Quentin Velleley	$10,001 – $50,000

MANAGEMENT-RELATED SERVICES

Administration, Fund Accounting and Transfer Agency.

Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as each Fund’s administrator and transfer agent and as the accounting agent with respect to the REMS Real Estate Value-Opportunity Fund, and the REMS Real Estate Income 50/50 Fund.

In its capacity as administrator, CFS supervises all aspects of the operations of the Funds except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Funds, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

As indicated above, CFS also provides accounting services to the REMS Real Estate Value Opportunity and REMS Real Estate Income 50/50 Funds. CFS will be responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of the Funds, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Funds, subject to a minimum fee plus out-of-pocket expenses.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds during the periods indicated.

REMS Real Estate Value-Opportunity Fund

Fiscal Period Ended	Fees Paid for Transfer	Fees Paid for	Fees Paid for
	Agent Services	Accounting Services	Administrative Services

December 31, 2017	$54,704	$58,605	$57,465

December 31, 2016	$73,006	$72,744	$62,123

December 31, 2015	$188,554	$288,443	$286,790

REMS Real Estate Income 50/50 Fund

Fiscal Period Ended	Fees Paid for Transfer	Fees Paid for	Fees Paid for
	Agent Services	Accounting Services	Administrative Services

December 31, 2017	$23,313	$16,638	$10,011

December 31, 2016	$28,561	$21,742	$10,892

December 31, 2015	$50,064	$52,171	$51,002

REMS International Real Estate Value-Opportunity Fund

Fiscal Period Ended	Fees Paid for Transfer	Fees Paid for
	Agent Services	Administrative Services

December 31, 2017	$7,613	$2,411

December 31, 2016	$0	$0

December 31, 2015	$0	$0

Accounting Services – REMS International Real Estate Value-Opportunity Fund.  UMB Fund Services, Inc. (“UMB”) acts as the accounting services agent for the REMS International Real Estate Value-Opportunity Fund. In this capacity, UMB maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business.

Custodian.

UMB Bank, N.A. (the “Custodian”), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Funds’ assets. The Custodian acts as the custodian of the Funds’ securities and cash. With the consent of the Trust, the Custodian has designated Citibank, N.A. as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Trust’s Board.

Distributor and Principal Underwriter.

First Dominion Capital Corp. (“FDCC” or the “Distributor”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of each Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”). Under the Distribution

Agreement, the Distributor serves as the Funds’ principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of Shares. The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of each Fund’s shares is continuous. At present, the Funds are offering Institutional Shares, Platform Shares, and Z Shares. Institutional Shares have no distribution (i.e., 12b-1) fees. The Distributor may receive Rule 12b-1 fees from the Platform Shares of the Funds, as described in the applicable prospectus and this SAI.

The Distributor received no compensation in each of the last three years ended December 31, 2017, 2016 and 2015 as a result of the sale of each Fund’s shares. For its underwriting services the Distributor may receive compensation from the Funds’ 12b-1 plans to the extent that such plans generate sufficient fees to compensate for these services; otherwise, the Funds’ Adviser is responsible for payment for such underwriting services.

Legal Counsel.

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Funds.

Independent Registered Public Accounting Firm.

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP audits the Trust’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust’s tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund’s securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Funds.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Funds may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker. The Funds may invest in securities traded in over-the-counter markets. In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect there transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Adviser, when placing transactions, may allocate a portion of each Fund’s brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser’s investment decision-making process. The term “investment recommendations or statistical research or similar services” means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Funds, may be used by the Adviser for the benefit of other clients, and the Funds may benefit from such transactions effected for the benefit of other clients.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreements and will not reduce the management fees payable to the Adviser by the Funds.

When two or more funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser’s organization, outweigh the disadvantages that may exist from this treatment of transactions.

Most of the Funds’ brokerage transactions are carried out through a single broker, designated as the Fund’s “prime broker.” The Funds may place its trades with any one of a number of executing brokers. However, the prime broker maintains an account with each executing broker, through which the Funds’ trades are processed. When the Funds sell a security short, the prime broker borrows the security on the Funds’ behalf, and the Funds post collateral for the benefit of the prime broker.

The aggregate amount of brokerage commissions paid for the past three fiscal years for the Funds are shown below.

REMS Real Estate Value-Opportunity Fund

2017	2016	2015

$715,725	$863,786	$826,049

REMS Real Estate Income 50/50 Fund

2017	2016	2015

$151,694	$121,712	$156,295

REMS International Real Estate Value-Opportunity Fund

2017	2016	2015

$1,094,518	$279,617	$826,049

SECURITIES OF “REGULAR BROKER-DEALERS”. The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of December 31, 2017, the Funds did not hold any securities of any entity that would qualify as a regular broker or dealer.

Portfolio Turnover – Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds’ portfolio whenever necessary, in the Adviser’s opinion, to meet such Fund’s objective. Under normal market conditions, the Adviser anticipates that the average annual portfolio turnover rate of the Funds will be less than 100%.

DISTRIBUTION AND SHAREHOLDER SERVICING

In connection with promotion of the sales of the Funds, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Plan of Distribution. The Funds have a Plan of Distribution or “12b-1 Plan” for their Platform Shares under which they may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the Funds’ Platform Shares average daily net assets. Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust”. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Funds may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds. It is anticipated that the 12b-1 Plan will benefit shareholders because an effective sales program typically is necessary for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Trustees and are terminable at any time with respect to the Funds by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable class’ outstanding shares of the Funds. Any agreement entered into pursuant to the 12b-1 Plans with a Financial Intermediary (defined below) is terminable with respect to the Funds without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of the Funds, by the Distributor or by the Financial Intermediary. An agreement will also terminate automatically in the event of its assignment.

The Plan provides that expenditures may include, without limitation: (a) payments to the Distributor and to securities dealers and others in respect of the sale of shares of the Funds; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Funds or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Funds, and providing such other shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Funds, forwarding communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Funds or its service providers; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; (f) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (g) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

For the fiscal years ended December 31, 2017, 2016 and 2015, the REMS Real Estate Value-Opportunity Fund paid the following 12b-1 fees:

2017	2016	2015

$49,907	$68,344	$97,872

The table below shows the amount of Rule 12b-1 fees incurred by the REMS Real Estate Value-Opportunity Fund and the allocation of such fees by the Fund for the fiscal year ended December 31, 2017:

Advertising	Other- platform expenses	Compensation to Distributor	Compensation to Broker/Dealers	Total Rule 12b-1 fees incurred
$0	$17,424	$24,000	$8,483	$49,907

For the fiscal years ended December 31, 2017, 2016 and 2015, the REMS Real Estate Income 50/50 Fund paid the following 12b-1 fees:

2017	2016	2015

$6,087	$6,392	$6,195

The table below shows the amount of Rule 12b-1 fees incurred by the REMS Real Estate Income 50/50 Fund and the allocation of such fees by the Fund for the fiscal year ended December 31, 2017:

Advertising	Other- platform expenses	Compensation to Distributor	Compensation to Broker/Dealers	Total Rule 12b-1 fees incurred
$ 0	$5,642	$0	$445	$6,087

Shareholder Servicing Plan. In addition, pursuant to a Shareholder Servicing Plan, the Funds may also pay an institution (a “Financial Intermediary”) for shareholder support services, which may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Funds’ outstanding Platform Shares and Institutional Shares, which are owned of record or beneficially by that institution’s customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. Shareholder servicing fees are paid to Financial Intermediaries for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in a Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Platform Shares and Institutional Shares.

The Trust understands that Financial Intermediaries may charge fees to their customers who are the beneficial owners of Platform Shares and Institutional Shares, in connection with their accounts with such Service Organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Trust, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Platform Shares and Institutional Shares.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES. You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your authorized institution. The offering price per share is equal to the NAV next determined after the Funds or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Funds prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses. Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Funds. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Funds reserve the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

EXCHANGING SHARES. Shareholders may exchange their shares for the same class of shares of any other series of the Trust managed by the Adviser, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. Each account must meet the minimum investment requirements. Note that Institutional Shares and Platform Shares of a Fund may be exchanged into Z Shares of that Fund or another Fund so long as the eligibility requirements of Z Shares are met.

Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Funds’ NAV per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Funds under the exchange privilege, within a short period, the Funds may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Funds’ general policy to initially invest in short- term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with a Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Funds may not be available until the third business day following the sale. The Funds you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at the net asset value of the Funds next computed after your request for exchange is received in proper form.

ELIGIBLE BENEFIT PLANS. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Funds and/or certain other funds of the Trust.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES. You may sell your shares by giving instructions to the Transfer Agent in writing. The Board may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) the SEC has by order permitted such suspension; or (c) an emergency, as defined by the rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Funds are not reasonably practicable.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

TELEPHONE TRANSACTIONS. You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Trust employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Trust believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Trust has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Funds from unauthorized transactions.

AUTOMATIC INVESTMENT PLAN. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Funds. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

RETIREMENT PLANS. Shares of the Funds are available for purchase in connection with the following tax- deferred prototype retirement plans:

1.
Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Funds as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.	Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust at (800) 673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

TAX STATUS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in the Funds). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

TAXATION AS A RIC – The Funds intend to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Funds will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Funds must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Funds in the same manner as realized by the partnership or trust.

If a RIC fails this 90% income test it is no longer subject to a 21% penalty as long as such failure is inadvertent. Instead, such RIC is only required to pay the tax on the amount of shortfall to the amount that would have satisfied the 90% income test.

With respect to the asset-diversification requirement, the fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Funds will be relieved of U.S. federal income tax on any income of the Funds, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Funds will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Funds intend to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. The Funds will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Funds hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Funds must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Funds in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Funds may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to 2011, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Funds held a particular warrant. Upon the exercise of a warrant acquired by the Funds, the Funds’ tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

FAILURE TO QUALIFY AS A RIC – If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Funds’ shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Funds’ distributions, to the extent derived from the Funds’ current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Funds’ current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Funds would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Funds failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

The Board reserves the right not to maintain the qualifications of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

TAXATION FOR U.S. SHAREHOLDERS – Distributions paid to U.S. shareholders by a Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by a Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Dividends received by a Fund from an exchange traded fund (“ETF”) or other investment company taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such ETF. If you lend your Fund shares pursuant to a securities lending or similar arrangement, you may lose the ability to treat dividends (paid while the Fund shares are held by the borrower) as qualified dividend income. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short- term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Funds will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Funds and the shareholders and this may affect the shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to a Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and(ii) the amount of capital gain dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Funds make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Funds intend to distribute all realized capital gain, if any, at least annually. If, however, the Funds were to retain any net capital gain, the Funds may designate the retained amount as undistributed capital gain in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, its proportionate shares of such undistributed amount, and (ii) will be entitled to credit its proportionate shares of the federal income tax paid by the Funds on the undistributed amount against its U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Funds will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares, such as an exchange, of the Funds generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of the Funds are properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Funds will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Funds generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 21%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice.

You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The Funds are required in certain circumstances to backup withhold at a current rate of 24% on taxable distributions and certain other payments paid to non-corporate holders of a Fund’s shares who do not furnish the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

TAX SHELTER REPORTING REGULATIONS – Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN FINANCIAL ASSETS – Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS – Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Funds after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Funds with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Funds require to comply with the new rules. Persons investing in the Funds through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Funds. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS – Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Funds as an investment through such plans, and the precise effect of an investment on their particular tax situation.

U.S. GOVERNMENT OBLIGATIONS – Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. This preferential treatment may not be available to the extent the Funds receive such interest indirectly through an investment in an ETF. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

ORIGINAL ISSUE DISCOUNT, PAY-IN-KIND SECURITIES, MARKET DISCOUNT AND COMMODITY-LINKED NOTES – Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Funds) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Funds may elect to accrue market discount currently, in which case the Funds will be required to include the accrued market discount in a Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Funds elect. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Funds will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Funds may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

HIGHER-RISK SECURITIES – To the extent such investments are permissible for the Funds, the Funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Funds should recognize market discount on a debt obligation, and if so, what amount of market discount the Funds should recognize. These and other related issues will be addressed by the Funds when, as and if it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

ISSUER DEDUCTIBILITY OF INTEREST – A portion of the interest paid or accrued on certain high yield discount obligations owned by the Funds may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Funds may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Funds, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

SECTION 1256 CONTRACTS – Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Funds at the end of each taxable year will be “marked-to-market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Funds on section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss. Tax-Exempt Shareholders – A tax-exempt shareholder could recognize unrelated business taxable income (UBTI) by virtue of its investment in the Funds if shares in the Funds constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Funds recognize “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Funds exceed the Funds’ investment company taxable income (after taking into account deductions for dividends paid by the Funds).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Funds that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Funds that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. The Funds have not yet determined whether such an election will be made. CRTs and other tax- exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

PASSIVE FOREIGN INVESTMENT COMPANIES – A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Funds in certain PFICs could potentially subject the Funds to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to- market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Funds may incur the tax and interest charges described above in some instances.

FOREIGN CURRENCY TRANSACTIONS – A Fund’s transactions in foreign currencies, foreign currency- denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Funds to offset income or gains earned in subsequent taxable years.

FOREIGN TAXATION – Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds do not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

The ETFs and other investment companies in which the Funds invest may invest in foreign securities. Dividends and interest received by an ETF’s or investment company’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. As noted above, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF or investment company in which the Funds invest is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s or investment company’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF or investment company should be eligible to file an election with the IRS that may enable its shareholders, including the Funds in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the Funds, subject to certain limitations. The Funds, however, are not expected to be able to pass these benefits along to its shareholders.

FOREIGN SHAREHOLDERS – Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Funds to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

In general, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Funds in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Funds invest in an underlying fund that pays such distributions to the Funds, such distributions retain their character as not subject to withholding if properly reported when paid by the Funds to foreign persons.

The Funds are permitted to report such part of their dividends as interest-related or short-term capital gain dividends as are eligible, but are not required to do so. These exemptions from withholding will not be available to foreign shareholders of the Funds that do not currently report their dividends as interest- related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Funds reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Funds or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Funds or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Funds were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Funds were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Funds to a foreign shareholder (including, in certain cases, distributions made by the Funds in redemption of its shares) attributable to gains realized by the Funds on the disposition of USRPIs or to distributions received by the Funds from a lower-tier regulated investment company or REIT that the Funds are required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Funds. On and after January 1, 2012, this “look- through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Funds from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Funds were a USRPHC or former USRPHC, they could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Funds are characterized as a USRPHC will depend upon the nature and mix of the Funds’ assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Funds.

If a beneficial holder of Funds shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Funds shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding 2010 tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Funds should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Funds after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Funds after December 31, 2016. FATCA withholding tax generally can be avoided:

(a)
by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and

(b)
by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Funds fail to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

FINANCIAL INFORMATION

The Funds’ audited financial statements for the fiscal year ended December 31, 2017, including the financial highlights appearing in the Annual Report to shareholders, have been adopted by the Funds and are incorporated by reference and made a part of this document. You may request a copy of the annual and semi-annual reports for the Funds, once available, at no charge by calling the Funds at:

WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite
205 Richmond, Virginia 23235
Telephone: (800) 673-0550
Website: www.remsgroupfunds.com
e-mail: mail@ccofva.com

APPENDIX A

WORLD FUNDS

TRUST

PROXY VOTING POLICY AND PROCEDURES

The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Adopted:  November 26, 2013
Amended:  January 26, 2015

APPENDIX B
ADVISOR’S PROXY VOTING POLICIES AND PROCEDURES

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, it is the policy of REMS Group, LLC to vote all proxies in respect of securities in client accounts (“Client Securities”) over which REMS has voting discretion in a manner consistent with the best interests of REMS’ clients.

The CCO is responsible for ensuring adherence to REMS’ Proxy Voting Policy (the “Policy”).

General Intent
REMS generally will monitor proposed corporate actions and proxy matters in respect of Client Securities, and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, REMS will determine how to vote proxies based on reasonable judgment of which vote is most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, REMS will consider both sides of each proxy issue. Consistent with REMS’ paramount commitment to the financial investment goals of its clients, social considerations will not be considered absent contrary instructions by a client.

ERISA Accounts
When voting proxies of securities held in plan investment portfolios, REMS recognizes:

1.	Trustees are responsible for voting proxies held by a plan, unless the plan documents authorize the investment adviser or another person to vote them.
2.	REMS is not required to tender shares held by a plan in a tender offer contest, even if the price is at a premium.
3.
If REMS is delegated authority to vote proxies, its activities will be monitored by the plan trustee or other plan official. Such official may also issue written guidelines to the adviser governing proxy voting.

4.	REMS may not delegate authority to vote proxies, unless the plan instrument or investment adviser agreement expressly allows such delegation.

Conflicts of Interest
Conflicts of interest between REMS or a principal of REMS and REMS’ clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	Provide the client with sufficient information regarding the shareholder vote and REMS’ potential conflict to the client and obtain the client’s consent before voting;
2.	Vote securities based on a pre-determined voting policy set forth in the Proxy Voting Policy Section;
3.	Vote client securities based upon the recommendations of an independent third party; or
4.	Request the client to engage another party to determine how the proxies should be voted.

Recordkeeping Requirements
REMS shall maintain the following records relating to this Policy:

1.	A copy of the Policy as it may be amended from time to time.
2.
A copy of each proxy statement received by REMS in respect of Client Securities. This requirement may be satisfied by relying on a third party to make and retain, on REMS’ behalf, a copy of a proxy statement (provided that REMS has obtained an agreement from the third party to provide a copy of the proxy statement promptly upon request), or REMS may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

3.
A record of each vote cast by REMS on behalf of a client. This requirement may be satisfied by relying on a third party to make and retain, on REMS’ behalf, a record of the vote cast (if REMS has obtained an agreement from the third party to provide a copy of the record promptly upon request).

4.	A copy of any document created by REMS that was material to making a decision about how to vote proxies on behalf of a client or that memorializes the basis for that decision.
5.	A copy of each written client request for information about how REMS voted proxies on behalf of the client, and a copy of any written response by REMS to any such (written or oral) client request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of REMS.

With respect to the Mutual Funds, REMS follows the Proxy Voting Policy consistent with the Funds’ policies and procedures.

Class Action Lawsuits
From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. REMS has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict.

Furthermore, REMS has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where REMS receives written or electronic notice of a class action lawsuit, settlement, or verdict affecting securities owned by a client, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate, if the client has authorized contact in this manner.

In deciding whether to participate in a class action lawsuit with respect to the Mutual Funds, REMS follows the policies and procedures of the Fund.

Excerpt from REMS Group, LLC July 31, 2015 Compliance Policies and Procedures Manual

APPENDIX C

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.
The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:            August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.
Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.
Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.
Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.